SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 3, 2005
SIMMONS BEDDING COMPANY

(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

333-113861	13-3875743

(Commission File Number)	(I.R.S. Employer Identification No.)
One Concourse Parkway, Suite 800, Atlanta, Georgia	30328-6188

(Address of Principal Executive Offices)	(Zip Code)
(770) 512-7700

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.
On November 3, 2005, the Simmons Bedding Company (the “Company”) issued a press release reporting its results of operations for the third quarter of 2005. The Company also announced a price increase on all of its conventional bedding products. The press release is furnished as Exhibit 99.1 and its contents are incorporated by reference into this Item 1.01.
Item 7.01.   Regulation FD Disclosure.
Due to rising raw material prices in the wake of the destruction caused by the recent hurricanes that impacted the Gulf Coast, the Company announced a price increase across all conventional bedding products that will vary by product and size.
Item 9.01.   Financial Statements and Exhibits.
     (c)   Exhibits
                                Exhibit 99.1 Press release dated as of November 3, 2005.
SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Bedding Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

SIMMONS BEDDING COMPANY
By:	/s/ William S. Creekmuir
William S. Creekmuir
Executive Vice President and Chief Financial Officer

Date: November 4, 2005

EXHIBIT INDEX

Exhibit
Number	Exhibit Name
99.1	Press release dated as of November 3, 2005.

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